American Campus Communities Investor Presentation June 2009

2009/2010 Leasing Status

Wholly-owned Properties

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	19,604	88.3%	20,614	92.9%	22,201	22,418	96.7%
2008 Acquisitions [4]	436	63.3%	484	70.2%	689	689	92.5%
GMH Properties (Acquired June 2008)	19,248	83.1%	16,387	70.7%	23,175	23,471	87.5%
Total Same Store Wholly-Owned Properties	39,288	85.3%	37,485	81.4%	46,065	46,578	92.0%
2009 Development [5]	1,433	83.6%	n/a	n/a	1,715	1,721	n/a
Total Wholly-Owned Properties	40,721	85.2%	37,485	81.4% [6]	47,780	48,299	92.0%

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	18,540	83.5%	19,541	88.0%	22,201	22,418	96.7%
2008 Acquisitions [4]	392	56.9%	453	65.7%	689	689	92.5%
GMH Properties (Acquired June 2008)	18,775	81.0%	16,387	70.7%	23,175	23,471	87.5%
Total Same Store Wholly-Owned Properties	37,707	81.9%	36,381	79.0%	46,065	46,578	92.0%
2009 Development [5]	1,433	83.6%	n/a	n/a	1,715	1,721	n/a
Total Wholly-Owned Properties	39,140	81.9%	36,381	79.0% [6]	47,780	48,299	92.0%

Note: As of May 29, 2009, the projected rental rate increase for the 2009-2010 leasing season is 1.8% for ACC legacy assets and 0.7% for GMH assets.

(1) As of May 29, 2009 for current year and May 30, 2008 for prior year.

(2) Rentable Beds exclude beds needed for on-site staff.

(3) As of September 30, 2008.

(4) Sunnyside Commons and Pirates Place.

(5) Barrett Honors College - anticipated to complete construction and open for occupancy in August 2009.

(6) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2009 Development because no 2008 prior year leasing information is available.

2

2009/2010 Leasing Status

Same Store Legacy ACC Properties – Leases

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Same Store Legacy ACC Properties									
1. Royal Village Gainesville - Gainesville, FL	437	97.5%	439	98.0%	448	448	98.0%	4.7%	4.4%
2. Vista del Sol - Tempe, AZ	1,810	98.6%	1,836	100.0%	1,836	1,866	99.6%	4.6%	4.6%
3. The Outpost San Antonio - San Antonio, TX	831	100.4%	823	99.4%	828	828	99.4%	4.4%	4.5%
4. University Village at Boulder Creek - Boulder, CO	295	98.7%	295	98.7%	299	309	98.1%	4.0%	4.1%
5. Aggie Station - Bryan, TX	447	99.3%	448	99.6%	450	450	99.6%	3.9%	4.0%
6. University Village at Fresno - Fresno, CA	388	98.0%	179	45.2%	396	406	97.5%	3.9%	4.1%
7. Entrada Real - Tucson, AZ	362	99.7%	359	98.9%	363	363	97.8%	3.9%	3.9%
8. The Callaway House - College Station, TX	540	102.5%	543	103.0%	527	538	103.7%	3.7%	3.5%
9. City Parc at Fry Street - Denton, TX	407	99.3%	408	99.5%	410	418	98.6%	3.7%	3.7%
10. University Centre - Newark, NJ	454	55.0%	476	57.6%	826	838	92.5%	3.6%	3.4%
11-12. University Club Tallahassee - Tallahassee, FL	682	93.2%	727	99.3%	732	736	99.0%	3.6%	3.3%
13. The Outpost San Marcos - San Marcos, TX	484	99.6%	476	97.9%	486	486	99.2%	3.5%	3.9%
14. Northgate Lakes - Orlando, FL	706	99.4%	706	99.4%	710	710	99.0%	3.4%	3.5%
15. Royal Lexington - Lexington, KY	346	95.1%	358	98.4%	364	364	100.0%	3.3%	3.2%
16. The Village at Blacksburg - Blacksburg, VA	1,046	99.5%	1,036	98.6%	1,051	1,056	99.1%	3.0%	3.8%
17. Callaway Villas - College Station, TX	470	67.9%	674	97.4%	692	704	99.9%	1.8%	10.6%
Projected Rental Rate Growth above 3%	**9,705**	**93.2%**	**9,783**	**93.9%**	**10,418**	**10,520**	**98.8%**	**3.8%**	**4.3%**
18. University Club Gainesville - Gainesville, FL	268	71.3%	372	98.9%	376	376	98.4%	3.8%	0.1%
19. The Village at Science Drive - Orlando, FL	610	84.4%	720	99.6%	723	732	99.5%	3.2%	0.3%
20. The Woods at Greenland - Murfreesboro, TN	172	62.3%	229	83.0%	276	276	97.1%	3.2%	2.0%
21. Newtown Crossing - Lexington, KY	703	74.6%	716	76.0%	942	942	86.8%	3.1%	1.7%
22. Raider's Crossing - Murfreesboro, TN	221	80.1%	276	100.0%	276	276	98.6%	3.0%	2.3%
23. Olde Town University Square - Toledo, OH	450	81.8%	553	100.5%	550	550	99.5%	3.0%	1.9%
24. Villas at Chestnut Ridge - Amherst, NY	504	92.8%	514	94.7%	543	552	98.9%	2.8%	2.6%
25. Raider's Pass - Lubbock, TX	675	82.6%	681	83.4%	817	828	98.9%	2.7%	2.8%
26. Village on Sixth - Huntington, WV	497	66.5%	507	67.9%	747	752	96.5%	2.7%	2.6%
27. University Village at TU - Philadelphia, PA	712	97.9%	670	92.2%	727	749	98.5%	2.6%	2.6%
28. University Village at Sweet Home - Amherst, NY	513	62.9%	470	57.7%	815	828	88.3%	1.8%	1.2%
29-31. Royal Village Tallahassee - Tallahassee, FL	671	94.0%	620	86.8%	714	716	96.2%	1.4%	1.4%
Projected Rental Rate Growth between 0% and 2.99%	**5,996**	**79.9%**	**6,328**	**84.3%**	**7,506**	**7,577**	**96.4%**	**2.7%**	**1.8%**
ACC Legacy Properties Increasing Rental Rates	**15,701**	**87.6%**	**16,111**	**89.9%**	**17,924**	**18,097**	**97.5%**	**3.3%**	**3.3%**
32. The Village at Alafaya Club - Orlando, FL	633	76.4%	809	97.6%	829	839	98.7%	3.3%	-1.0%
33. River Club Apartments - Athens, GA	596	75.9%	573	73.0%	785	792	86.5%	2.0%	-5.5%
34. Villas on Apache - Tempe, AZ	87	30.2%	183	63.5%	288	288	99.7%	1.9%	-1.1%
35-36. College Club Tallahassee - Tallahassee, FL	333	61.7%	420	77.8%	540	544	93.2%	1.4%	-8.5%
37. River Walk Townhomes - Athens, GA	307	91.4%	262	78.0%	336	336	91.1%	1.1%	-5.0%
38. Peninsular Place - Ypsilanti, MI	168	35.9%	290	62.0%	468	478	89.3%	0.7%	-11.1%
39. The Estates - Gainesville, FL	715	69.4%	893	86.6%	1,031	1,044	93.7%	0.4%	-8.7%
ACC Legacy Properties Reducing Rental Rates	**2,839**	**66.4%**	**3,430**	**80.2%**	**4,277**	**4,321**	**93.0%**	**1.6%**	**-6.3%**
Total Same Store Legacy ACC Properties (Excluding 2008 Acquisitions)	**18,540**	**83.5%**	**19,541**	**88.0%**	**22,201**	**22,418**	**96.7%**	**3.0%**	**1.8%**

[1] As of May 29, 2009 for current year and May 30, 2008 for prior year.
[2] Rentable beds exclude beds needed for on-site staff.
[3] As of September 30, 2008.
[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

3

2009/2010 Leasing Status, continued

Same Store GMH Portfolio – Leases

		Current Year		Prior Year						
		Leases [1]	Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Same Store GMH Portfolio										
1.	Aztec Corner - San Diego, CA	602	99.3%	602	99.3%	606	606	99.3%	5.0%	5.0%
2.	University Crossings - Philadelphia, PA	998	99.5%	1,003	100.0%	1,003	1,016	98.1%	4.2%	5.4%
3.	Campus Trails - Starkville, MS	467	99.2%	457	97.0%	471	480	97.9%	4.2%	4.5%
4.	Abbott Place - East Lansing, MI	580	90.6%	477	74.5%	640	654	95.3%	3.9%	4.4%
5.	Campus Way - Tuscaloosa, AL	663	98.5%	680	101.0%	673	684	92.7%	3.5%	3.5%
6.	University Trails - Lubbock, TX	672	99.3%	679	100.3%	677	684	98.4%	3.4%	3.4%
7.	University Pines - Statesboro, GA	318	58.2%	329	60.3%	546	552	98.0%	3.3%	3.3%
8.	Brookstone Village - Wilmington, NC	197	84.9%	134	57.8%	232	238	94.1%	2.9%	3.1%
9.	Southview - Harrisonburg, VA	926	97.1%	960	100.6%	954	960	99.6%	2.7%	3.0%
	Projected Rental Rate Growth above 3%	**5,423**	**93.5%**	**5,321**	**91.7%**	**5,802**	**5,874**	**97.0%**	**3.8%**	**3.9%**
10.	University Mills - Cedar Falls, IA	476	99.0%	437	90.9%	481	481	99.0%	4.8%	2.5%
11.	The Commons - Harrisonburg, VA	406	77.5%	520	99.2%	524	528	97.0%	3.1%	1.6%
12.	Campus Walk - Wilmington - Wilmington, NC	127	44.7%	155	54.6%	284	290	92.8%	2.6%	2.7%
13.	Stonegate - Harrisonburg, VA	659	98.8%	671	100.6%	667	672	99.4%	2.5%	2.6%
14.	Campus Corner - Bloomington, IN	774	99.0%	437	55.9%	782	796	77.9%	2.3%	1.6%
15.	University Pointe - Lubbock, TX	632	93.5%	666	98.5%	676	682	96.6%	2.2%	2.4%
16.	Campus Ridge - Johnson City, TN	309	59.1%	330	63.1%	523	528	93.6%	1.9%	1.9%
17.	Cambridge at Southern - Statesboro, GA	331	59.3%	347	62.2%	558	564	89.5%	1.6%	1.5%
18.	University Village - Sacramento - Sacramento, CA	170	44.4%	185	48.3%	383	394	91.4%	1.2%	2.5%
19.	Pirates Cove - Greenville, NC	894	86.0%	525	50.5%	1,039	1,056	69.9%	1.1%	1.0%
20.	University Gables - Murfreesboro, TN	418	65.5%	241	37.8%	638	648	74.7%	1.1%	1.3%
21.	Tower at 3rd, Champaign, IL	274	93.5%	255	87.0%	293	295	95.6%	1.0%	0.4%
22-23	Willowtree Apartments and Towers - Ann Arbor, MI	433	51.4%	441	52.3%	843	851	91.8%	0.6%	0.6%
24.	Campus Club - Statesboro - Statesboro, GA	770	79.0%	502	51.5%	975	984	90.5%	0.4%	0.4%
	Projected Rental Rate Growth between 0% and 2.99%	**6,673**	**77.0%**	**5,712**	**65.9%**	**8,666**	**8,769**	**90.0%**	**1.8%**	**1.7%**
	Same Store GMH 2008 Acquisitions Increasing Rental Rates	**12,096**	**83.6%**	**11,033**	**76.3%**	**14,468**	**14,643**	**91.9%**	**2.6%**	**2.7%**
25.	University Meadows - Mt. Pleasant, MI	586	96.5%	417	68.7%	607	616	82.5%	4.3%	-0.1%
26.	Lakeside - Athens, GA	539	70.1%	649	84.4%	769	776	94.5%	2.5%	-3.5%
27.	The Edge (formerly Pegasus Connection) - Orlando, FL	783	85.2%	501	54.5%	919	930	86.9%	1.7%	-2.3%
28.	Riverside Estates - Cayce, SC	351	50.6%	416	60.0%	693	700	95.4%	1.3%	-0.9%
29.	University Place - Charlottesville, VA	217	43.0%	283	56.0%	505	528	76.1%	1.2%	-8.0%
30.	The Club - Athens, GA	457	96.2%	322	67.8%	475	480	90.4%	1.1%	-2.0%
31-33.	Jacob Heights / The Summitt - Mankato, MN	583	63.5%	703	76.6%	918	930	90.8%	0.7%	-1.6%
34.	University Manor - Greenville, NC	615	103.4%	426	71.6%	595	600	87.7%	-0.9%	-1.0%
35.	GrandMarc - Seven Corners - Minneapolis, MN	324	75.2%	322	74.7%	431	440	88.4%	-1.0%	0.3%
36.	University Centre - Kalamazoo - Kalamazoo, MI	633	90.7%	262	37.5%	698	700	56.0%	-5.8%	-5.6%
37.	University Highlands - Reno, NV	534	74.5%	257	35.8%	717	732	63.0%	-5.8%	-4.7%
38.	Hawks Landing - Oxford, OH	343	72.1%	350	73.5%	476	484	74.4%	-6.2%	-6.2%
39.	The Enclave I - Bowling Green, OH	432	90.0%	234	48.8%	480	480	65.4%	-6.8%	-11.4%
40.	Campus Walk - Oxford - Oxford, MS	282	66.5%	212	50.0%	424	432	56.9%	-9.2%	-9.3%
	Properties Reducing Rental Rates	**6,679**	**76.7%**	**5,354**	**61.5%**	**8,707**	**8,828**	**80.3%**	**-0.5%**	**-3.1%**
	Total Same Store GMH Portfolio	**18,775**	**81.0%**	**16,387**	**70.7%**	**23,175**	**23,471**	**87.5%**	**1.6%**	**0.7%**

[1] As of May 29, 2009 for current year and May 30, 2008 for prior year.
[2] Rentable beds exclude beds needed for on-site staff.
[3] As of September 30, 2008.
[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

4

Forward Looking Statements This presentation contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this presentation are forward-looking statements and can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions.  Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.   Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to our ability to successfully integrate the operations of GMH Communities Trust, the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITs; dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principles; and continued ability to successfully lease and operate the properties. While management believes these forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be achieved. These forward-looking statements are made as of the date of this presentation, and management undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.